Stockholders' Equity	12 Months Ended
Dec. 31, 2015
Equity [Abstract]
Stockholders' Equity
Stockholders’ Equity

Preferred Stock: There are 25,000,000 shares of preferred stock authorized; no shares are issued or outstanding.

Common Stock: Our common stockholders may receive dividends when and as declared by the Board of Directors out of funds legally available for distribution. The holders have one vote per share in respect of all matters and are not entitled to preemptive rights.

On September 16, 2014, AK Holding issued 40.25 million shares of common stock at $9.00 per share. Net proceeds were $345.3 after underwriting discounts and other fees. AK Holding used the net proceeds to pay a portion of the purchase price for the acquisition of Dearborn, to repay a portion of outstanding borrowings under the Credit Facility and for general corporate purposes.

Dividends: The instruments governing our outstanding senior debt allow dividend payments. However, our Credit Facility restricts dividend payments. Dividends are permitted if (i) availability under the Credit Facility exceeds $337.5 or (ii) availability exceeds $262.5 and we meet a fixed charge coverage ratio of one to one as of the most recently ended fiscal quarter. If we cannot meet either of these thresholds, dividends would be limited to $12.0 annually. Currently, the availability under the Credit Facility significantly exceeds $337.5. Although we have elected to suspend our dividend program, there currently are no covenants that would restrict our ability to declare and pay a dividend to our stockholders.

Share Repurchase Program: In October 2008, the Board of Directors authorized us to repurchase, from time to time, up to $150.0 of our outstanding common stock. We have not made any common stock repurchases under this program in the last three years. As of December 31, 2015, there was $125.6 remaining for repurchase under the Board of Directors’ authorization.